Exhibit 10.3 - Convertible Note dated December 16, 2009

$100,000.00	Dated as of: December 16, 2009

CONVERTIBLE NOTE

SECTION 1. PROMISE TO PAY: For value received, Celestial Jets, Inc. (“Celestial”), with offices at 425 Madison Avenue, New York, NY 10017, promises to pay to the order of Celestial Jets, LLC (the “Lender”) at its office at 25 Ellicott Place, Staten Island, New York 10301, or at such other place as the holder hereof may designate in writing, in lawful money of the United States, the principal sum of One Hundred Thousand Dollars, plus interest on the principal sum outstanding from the date hereof until paid, all as set forth below.

SECTION 2. INTEREST: The rate of interest under this Note shall be ten per cent (10%) per annum.

SECTION 3. PAYMENT AMOUNTS: On June 1, 2011, Celestial shall pay to the holder hereof all interest accrued on this Note through May 31, 2010, and no payments shall be due on this Note prior to June 1, 2011. On the first day of each month thereafter, Celestial shall pay to the Lender a monthly payment equal to the interest owed for the prior month. The entire remaining principal balance of this Note plus any unpaid interest and all other amounts owing under this Note or the Mortgage, unless previously converted pursuant to Section 5, will be due and payable in full on December 16, 2011 (the “Maturity Date”). Notwithstanding such Maturity Date, the full principal balance and all accrued but unpaid interest on Note shall be payable on demand upon the occurrence of any of the following events:

a.	any registration statement filed under the Securities Act of 1933 (the “Act”) with respect to any securities of Celestial or any successor entity becomes effective;

b.	Celestial engages in any merger transaction in which Celestial is not the surviving entity.

Payments received hereunder shall be applied first to the payment of any advances, penalties or late charges owed by or made for the account of Celestial whether pursuant to this Note or otherwise and other amounts owed as the result of any default by Celestial, then to interest due on this Note, and then to the reduction of the principal sum due. Celestial agrees to pay forthwith a late charge of 5% of each payment that is not paid within 10 days of its due date. The late charge shall be calculated as a percentage of all principal and interest due.

SECTION 4. PREPAYMENT: This Note may not be prepaid in whole or in part except with the written consent of Lender.

SECTION 5. CONVERSION AND REGISTRATION RIGHTS:

a.
The Lender, by written notice to Celestial given at any time prior to the Maturity Date, shall have the right to convert this Note in one or more transactions in equity ownership interests in Celestial. Upon exercising the right to convert with respect to the entire principal balance of this Note, the Lender shall receive an equity ownership interest in Celestial equal to 9.000% of the aggregate of all equity interests in Celestial on a pro forma basis after the completion of the conversion, and assuming that all other convertible notes issued by Celestial that have not been previously exercised or converted are simultaneously converted into equity interests in Celestial. If Lender exercise the right to convert only a part of the principal balance of this Note, then Lender shall be entitled to receive a pro rata share of the equity interests that Lender would be entitled to receive upon the conversion of this entire Note.

b.
If, prior to exercising the right to convert, Celestial engages in any business combination in which Celestial is not the surviving entity, then Celestial shall be obligated to create in Lender a legally enforceable right to covert this Note into equity interests in the resulting entity or entities in such business combination equal in amount to the equity interests in such resulting entity or entities that Lender would have been entitled to receive if this Note had been converted in full into equity interests in Celestial immediately prior to such business combination. In the event of successive business combinations, Lender shall be given the right to obtain the same equity interest in the ultimate resulting entity or entities as if this Note had been converted into equity interests in Celestial immediately prior to the first such business combination. Celestial or any such resulting entity shall be required to include in any merger agreement or other comparable agreement provisions protecting the rights of the holder of this Note that are set forth in this Section 5.

c.
Celestial agrees, for itself and for resulting entity that is the surviving entity in a business combination in which Celestial engages (Celestial or such resulting entity being referred to herein as the “Filer”), upon written demand by the holder hereof, to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) on Form S-1 under the Act with respect to the securities into which this Note may be converted (the “Securities”), so as to permit a non-underwritten public offering and resale of such Securities by Lender. The Filer will exercise its best efforts to assure that the Registration Statement satisfies all applicable requirements of the Act and the regulations of the Commission thereunder. The Filer agrees to diligently pursue making the Registration Statement effective. The Filer will notify Lender of the effectiveness of the Registration Statement within one (1) business day of receiving notice from the Commission. Such Registration Statement may be filed on a form other than Form S-1 only with the prior written consent of the holder hereof.

d.
The Filer will maintain the Registration Statement and any post-effective amendment thereto filed under this Section 5 effective under the Act until the earliest of (i) the date that none of the Securities covered by such Registration Statement are issued and outstanding, (ii) the date that all of the Securities have been sold pursuant to such Registration Statement, (iii) the date Lender receives an opinion of counsel from the Filer, which counsel shall be reasonably acceptable to Lender, that the Securities may be sold under the provisions of Rule 144, (iv) the date that all Securities have been otherwise transferred to persons who may trade such Securities without restriction under the Act, and the Filer has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (v) the date all Securities may be sold at any time, without volume or manner of sale limitations, pursuant to Rule 144(k) or any similar provision then in effect under the Act in the opinion of counsel to the Filer, which counsel shall be reasonably acceptable to Lender.

e.
The Filer, at its expense, shall furnish to Lender with respect to the Securities registered under the Registration Statement such reasonable number of copies of the Registration Statement, prospectuses and preliminary prospectuses in conformity with the requirements of the Act and such other documents as Lender may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Securities by Lender, provided, however, that the obligation of the Filer to deliver copies of prospectuses or preliminary prospectuses to Lender shall be subject to the receipt by the Filer of reasonable assurances from Lender that Lender will comply with the applicable provisions of the Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses.

f.
All fees, disbursements and out-of-pocket expenses and costs incurred by the Filer in connection with the preparation and filing of the Registration Statement and in complying with applicable securities and blue sky laws (including, without limitation, all attorneys’ fees of the Filer) shall be borne by the Filer. Lender shall bear the cost of fees and expenses of Lender’s counsel.

g.
The Filer will advise Lender promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose, and the Filer will use commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

h.
With a view to making available to Lender the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the Commission that may at the time permit Lender to sell the Securities to the public without registration, the Filer covenants and agrees, from and after the Registration Statement is declared effective, to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earliest of (A) such date as all of the Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Securities shall have been resold; and (ii) file with the Commission in a timely manner all reports and other documents required of the Filer under the Act and under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended.

i.
Lender will cooperate with the Filer in all respects in connection with the preparation of the Registration Statement, including timely supplying all information reasonably requested by the Filer (which shall include all information regarding Lender and the proposed manner of sale of the Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Securities and entering into and performing their obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Nothing in this Agreement shall obligate Lender to consent to be named as an underwriter in any Registration Statement.

j.
The Filer shall prepare and file with the SEC such amendments and supplements to the Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all Securities covered by the Registration Statement; provided, however, that before filing a registration statement or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Filer will furnish to one counsel to be designated by Lender, copies of all such documents proposed to be filed.

k.	The provisions of this Section 5 shall survive the conversion, payment or maturity of this Note.

SECTION 6. DEFAULT: An Event of Default shall include:

a)	any failure to pay, when due, any amount due hereunder;
b)	the failure to perform any of the terms, covenants or conditions of this Note;
c)	the filing by or against Celestial of any petition under the Bankruptcy Code or proceeding for receivership or under any insolvency, dissolution or conservation statute;
d)
the suspension of business, commencement of liquidation, assignment for the benefit of creditors, making of any offer of settlement, extension or composition, appointment of a committee of creditors or a liquidating agent, by or for Celestial; or

e)	the issuance of an attachment, injunction, execution, tax lien or filing of a judgment or other lien against Celestial.

The entire amount due and owing under this Note shall be immediately due and payable at the option of the Lender, without notice or demand except as expressly set forth herein, if any one or more of such Events of Default occurs, or if pursuant to any other provision of this Note, the Lender has the option to so require that this Note be repaid immediately in full.

SECTION 7. COLLECTION AND LITIGATION: Celestial agrees to pay any and all costs and expenses incurred by the holder hereof in the collection of this Note or the enforcement or interpretation of any of its provisions (including attorneys’ fees whether or not litigation is commenced). Celestial expressly waives any and every right to impose any counterclaim, setoff or defense in any action or proceeding brought hereunder, except for the defense of payment. This Note shall be governed by and construed in accordance with the laws of the State of New York. Celestial agrees to submit to the jurisdiction of the Supreme Court of the State of New York and agrees that personal jurisdiction over Celestial shall rest with such court for all purposes.

SECTION 8. TRANSFER OF NOTE: The Lender may transfer this Note and may deliver the security or any part thereof to the transferee or transferees, who shall thereupon become vested with all the powers and rights given to the Lender under the terms of any agreement executed by Celestial in connection with this Note; and the Lender shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter.

SECTION 9. WAIVER AND LIABILITY: Celestial and all endorsers hereof waive presentment and demand for payment, notice of dishonor, protest, and notice of protest. This Note and its provisions shall apply to and bind Celestial jointly and severally.

SECTION 10. NOTICES AND DEMANDS: (a) The making of any demand, oral or written, or the giving of any notice, in any one or more instances shall not establish a course of conduct nor constitute a waiver of the Lender’s rights. The Lender shall not be required to give any notice under this Note except as expressly provided in this Note.

(b) Any notices required or permitted to be given hereunder shall be: (i) personally delivered or (ii) given by registered or certified mail, postage prepaid, return receipt requested, or (iii) forwarded by nationally recognized overnight delivery service such as Federal Express or UPS, in each instance addressed to the addresses set forth at the beginning of this Note or such other addresses as the parties may for themselves designate by notice. All notices shall be in writing and shall be deemed given, in the case of notice by personal delivery, upon actual delivery, and in the case of appropriate mail or courier service, three days after deposit with the U.S. Postal Service or one day after delivery to the overnight service for overnight delivery. Notices may be given by the person or entity obligated to give such notice or by his, her or its attorney, representative or agent.

SECTION 11. WAIVER OR DELAY BY THE LENDER: The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any rights or remedies hereunder. No waiver by the Lender shall be valid unless signed by the Lender. Any waiver by the Lender on any occasion shall not bar any right or remedy that the Lender would otherwise have had on any future occasion. The failure by the Lender to insist upon strict performance of each and all of the terms and conditions hereof shall not be construed or deemed to be a waiver of any such term or condition. No executory agreement unless signed by the Lender and no course of dealing or oral agreement between Celestial and the Lender shall be effective to waive, modify or discharge, in whole or in part, this Note or any provision hereof. All rights and remedies of the Lender shall be cumulative and may be exercised singly or concurrently.

SECTION 12. DEFENITION OF LENDER. The term “Lender” as used herein shall include any future holder of this Note.

SECTION 13. SEVERABILITY: If any provision of this Note is found to be unenforceable by any court, then the remainder of this Note shall remain fully enforceable against Celestial.

SECTION 14. WAIVER OF TRIAL BY JURY: Celestial and the Lender hereby expressly waive any and every right to trial by jury in any action on or related to this Note.

Celestial Jets, Inc.

By:	/s/ Gary Clyburn, Jr.,
Gary Clyburn, Jr., President